                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             Date of Report (Date of
                            earliest event reported):
                               February 23, 1999
                               (December 9, 1998)



                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Texas                        1-9645                 74-1787536
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       incorporation)                                      Identification No.)

     200 Concord Plaza, Suite 600
         San Antonio, Texas                                     78216
       (Address of principal                                  (Zip Code)
         executive offices)


       Registrant's telephone number, including area code: (210) 822-2828

Item 5. OTHER ITEMS

     On December 9, 1998, Clear Channel Communications, Inc., a Texas corporation (the Company), filed a Current Report on Form 8-K. The Company is filing this amendment to adjust the pro forma information under item 7(b).

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements give effect to the merger. For accounting purposes Clear Channel will account for the merger as a purchase of Jacor; accordingly the net assets of Jacor have been adjusted to their estimated fair values based upon a preliminary purchase price allocation.

     The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 give effect to the merger as if it had occurred on January 1, 1997 and January 1, 1998, respectively. The unaudited pro forma combined condensed balance sheet at September 30, 1998 gives effect to the merger as if it occurred on September 30, 1998.

     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1997 was prepared based upon the historical statement of operations of Clear Channel, adjusted to reflect the acquisitions of 93% of the outstanding capital stock of Eller, the radio assets and certain outdoor advertising assets of Paxson, all of the outstanding capital stock of More and the merger with Universal, as if such acquisitions and merger had occurred on January 1, 1997 ("1997 Clear Channel Pro Forma"), and based upon the historical statement of operations of Jacor adjusted to reflect the acquisition of the assets of 17 radio stations from Nationwide, The EFM Companies, and Premiere, as if such acquisitions had occurred on January 1, 1997 ("1997 Jacor Pro Forma"). The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 1998 was prepared based upon the historical statement of operations of Clear Channel, adjusted to reflect the merger with Universal and the acquisition of More as if such merger and acquisition had occurred on January 1, 1998 ("1998 Clear Channel Pro Forma"), and based upon the historical statement of operations of Jacor adjusted to reflect the acquisition of the assets of 17 radio stations from Nationwide as if such acquisition had occurred on January 1, 1998 ("1998 Jacor Pro Forma"). The unaudited pro forma combined condensed balance sheet was prepared based upon the historical balance sheet of Clear Channel and the historical balance sheet of Jacor. Certain amounts in Jacor's financial statements have been reclassified to conform to Clear Channel's presentation.

     The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of Jacor and Clear Channel incorporated herein by reference.

     The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the merger and the above described acquisitions and merger transactions of Clear Channel and Jacor occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                            CLEAR CHANNEL AND JACOR

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           (IN THOUSANDS OF DOLLARS)
                               SEPTEMBER 30, 1998

                                                                                           CLEAR CHANNEL
                                                                              PRO FORMA      AND JACOR
                                                 CLEAR CHANNEL     JACOR        MERGER       PRO FORMA
                                                  HISTORICAL     HISTORICAL   ADJUSTMENT      MERGER
                                                 -------------   ----------   ----------   -------------
ASSETS
Current assets:
  Cash and cash equivalents....................   $   48,192     $   42,084   $ (50,000)    $    40,276
  Accounts receivable, net.....................      287,067        198,327          --         485,394
  Other current assets.........................       65,603         29,385          --          94,988
                                                  ----------     ----------   ----------    -----------
        Total Current Assets...................      400,862        269,796     (50,000)        620,658
Property, plant & equipment, net...............    1,713,449        260,212          --       1,973,661
Intangible assets:
  Contract valuations..........................      275,211        360,000          --         635,211
  Licenses and goodwill........................    4,362,111      2,508,450   1,613,629       8,484,190
  Other intangible assets......................       74,552             --          --          74,552
                                                  ----------     ----------   ----------    -----------
                                                   4,711,874      2,868,450   1,613,629       9,193,953
Less accumulated amortization..................     (254,869)      (156,159)    156,159        (254,869)
                                                  ----------     ----------   ----------    -----------
                                                   4,457,005      2,712,291   1,769,788       8,939,084
Other assets:
  Notes receivable.............................       53,675             --          --          53,675
  Investments in and advances to,
    nonconsolidated affiliates.................      346,215             --          --         346,215
  Other assets.................................       41,189         85,369          --         126,558
  Other investments............................      248,890             --          --         248,890
                                                  ----------     ----------   ----------    -----------
        TOTAL ASSETS...........................   $7,261,285     $3,327,668   $1,719,788    $12,308,741
                                                  ==========     ==========   ==========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable, accrued expenses and other
    current liabilities........................   $  238,166     $  137,958   $      --     $   376,124
  Current portion of long-term debt............        4,049             --          --           4,049
                                                  ----------     ----------   ----------    -----------
        Total Current Liabilities..............      242,215        137,958          --         380,173
Long-term debt.................................    2,980,849      1,229,565          --       4,210,414
Deferred income taxes..........................      163,104        358,995          --         522,099
Other long-term liabilities....................       92,913        119,717          --         212,630
Liquid yield options notes.....................           --        302,400      53,630         356,030
Minority interest..............................       18,502             --          --          18,502
Shareholders' equity:
  Preferred stock..............................           --             --          --              --
  Common stock.................................       24,856            511       6,639          32,006
  Additional paid-in capital...................    3,322,268      1,114,520   1,680,950       6,117,738
  Common stock warrants........................           --         31,500      11,071          42,571
  Retained earnings............................      214,621         19,871     (19,871)        214,621
  Other........................................       49,288             --          --          49,288
  Unrealized gain on investments...............      154,642         12,631     (12,631)        154,642
  Cost of shares held in treasury..............       (1,973)            --          --          (1,973)
                                                  ----------     ----------   ----------    -----------
        Total Shareholders' Equity.............    3,763,702      1,179,033   1,666,158       6,608,893
                                                  ----------     ----------   ----------    -----------
        TOTAL LIABILITIES AND SHAREHOLDERS'
          EQUITY...............................   $7,261,285     $3,327,668   $1,719,788    $12,308,741
                                                  ==========     ==========   ==========    ===========

                            CLEAR CHANNEL AND JACOR

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1997

                                                                                CLEAR CHANNEL
                                           1997          1997      PRO FORMA      AND JACOR
                                       CLEAR CHANNEL     JACOR       MERGER       PRO FORMA
                                         PRO FORMA     PRO FORMA   ADJUSTMENT      MERGER
                                       -------------   ---------   ----------   -------------
Net revenue..........................   $1,273,983     $650,844     $     --     $1,924,827
Operating expenses...................      749,796      445,726           --      1,195,522
Depreciation and amortization........      289,689      102,887       82,765        475,341
Corporate expenses...................       34,734       17,716           --         52,450
                                        ----------     --------     --------     ----------
Operating income (loss)..............      199,764       84,515      (82,765)       260,514
Interest expense.....................      218,437      117,710           --        336,147
Other income (expense) -- net........          187       12,060           --         12,247
                                        ----------     --------     --------     ----------
Income (loss) before income taxes....      (18,486)     (21,135)     (82,765)      (122,386)
Income tax (expense) benefit.........      (24,167)       4,526           --        (19,644)
                                        ----------     --------     --------     ----------
Income (loss) before equity in
  earnings of nonconsolidated
  affiliates.........................      (42,653)     (16,612)     (82,765)      (142,030)
Equity in earnings (loss) of
  nonconsolidated affiliates.........        6,029           --           --          6,029
                                        ----------     --------     --------     ----------
Net income (loss) before
  extraordinary items................   $  (36,624)    $(16,612)    $(82,765)    $ (136,001)
                                        ==========     ========     ========     ==========
Net income (loss) before
  extraordinary items per common
  share:
  Basic..............................   $     (.17)                              $     (.47)
                                        ==========                               ==========
  Diluted............................   $     (.18)                              $     (.47)
                                        ==========                               ==========

                            CLEAR CHANNEL AND JACOR

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                             CLEAR CHANNEL
                                        1998          1998      PRO FORMA      AND JACOR
                                    CLEAR CHANNEL     JACOR       MERGER       PRO FORMA
                                      PRO FORMA     PRO FORMA   ADJUSTMENT      MERGER
                                    -------------   ---------   ----------   -------------
Net revenue.......................   $1,109,521     $589,184     $     --     $1,698,705
Operating expenses................      659,215      398,310           --      1,057,525
Depreciation and amortization.....      251,923       97,352       46,915        396,190
Corporate expenses................       32,864       14,458           --         47,322
                                     ----------     --------     --------     ----------
Operating income (loss)...........      165,519       79,064      (46,915)       197,668
Interest expense..................      133,781       80,470           --        214,251
Other income (expense) -- net.....        3,817       10,728           --         14,545
                                     ----------     --------     --------     ----------
Income (loss) before income
  taxes...........................       35,555        9,322      (46,915)        (2,038)
Income tax (expense) benefit......      (45,339)     (15,375)          --        (60,714)
                                     ----------     --------     --------     ----------
Income (loss) before equity in
  earnings of nonconsolidated
  affiliates......................       (9,784)      (6,053)     (46,915)       (62,752)
Equity in earnings (loss) of
  nonconsolidated affiliates......        9,692           --           --          9,692
                                     ----------     --------     --------     ----------
Net income (loss) before
  extraordinary items.............   $      (92)    $ (6,053)    $(46,915)    $  (53,060)
                                     ==========     ========     ========     ==========
Net income (loss) before
  extraordinary items per common
  share:
  Basic...........................   $     (.00)                              $     (.17)
                                     ==========                               ==========
  Diluted.........................   $     (.00)                              $     (.17)
                                     ==========                               ==========

                            CLEAR CHANNEL AND JACOR

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

     Clear Channel and Jacor unaudited pro forma combined condensed financial statements reflect the merger, accounted for as a purchase, as follows:

Jacor common stock outstanding (in whole shares)............     51,073,198
Exchange ratio (based on the estimated value per share of
  $38.7054).................................................           1.40
                                                              -------------
Clear Channel's common stock to be issued in the merger (in
  whole shares).............................................     71,502,477
Estimated value per share...................................  X $   38.7054
                                                              -------------
                                                                $ 2,767,532
Estimated value of common stock options.....................         35,088
Estimated transaction costs.................................         50,000
                                                              -------------
          Total estimated purchase price....................    $ 2,852,620
                                                              =============

     For purpose of these statements the total estimated purchase price was allocated as follows:

Total estimated purchase price..............................  $ 2,852,620
Plus -- estimated fair value of LYONs notes in excess of
  carrying value............................................       53,630
Plus -- estimated fair value of Jacor common stock warrants
  in excess of carrying value...............................       11,071
Less -- Jacor's net assets exchanged in the merger at
  September 30, 1998 adjusted for the elimination of
  existing net licenses and goodwill of $2,352,291..........   (1,204,758)
                                                              -----------
Estimated excess purchase price (allocated to licenses and
  goodwill).................................................  $ 4,122,079
                                                              ===========

     The estimated excess purchase price allocated to licenses and goodwill of $4,122,079 will be amortized over a 25 year period using the straight line method which will result in annual goodwill amortization of $164,883.

     This pro forma is based on the maximum exchange ratio of 1.4 shares of Clear Channel common shares per each share of Jacor common shares. As the exchange ratio is variable, based on the moving average market price of Clear Channel's common stock, the following analysis gives effect to a range of possible pro forma results for selected items based on market prices varying from $45.00 to $60.00 per share.

                            CLEAR CHANNEL AND JACOR

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED FINANCIAL STATEMENTS, CONTINUED

                                                                        WEIGHTED AVERAGE
                                                      NET LOSS PER       COMMON SHARES
                                                      COMMON SHARE     ------------------
                          TOTAL ASSETS   NET LOSS    BASIC & DILUTED    BASIC     DILUTED
                          ------------   ---------   ---------------   -------    -------
                                                  (IN THOUSANDS)
At and for the year ended December 31, 1997
  Price of Clear Channel Stock:
     $45.00                     n/a(1)   $(138,433)      $(0.48)       286,034    295,009
                                         =========       ======        =======    =======
     $50.00                     n/a(1)   $(152,223)      $(0.53)       286,034    295,009
                                         =========       ======        =======    =======
     $55.00                     n/a(1)   $(158,981)      $(0.56)       282,900    291,770
                                         =========       ======        =======    =======
     $60.00                     n/a(1)   $(165,763)      $(0.59)       280,288    289,071
                                         =========       ======        =======    =======
At and for the nine months ended September 30, 1998
  Price of Clear Channel Stock:
     $45.00               $12,641,133    $ (58,368)      $(0.19)       312,088    330,232
                          ===========    =========       ======        =======    =======
     $50.00               $12,985,877    $ (68,710)      $(0.22)       312,088    330,232
                          ===========    =========       ======        =======    =======
     $55.00               $13,154,844    $ (73,779)      $(0.24)       308,954    326,839
                          ===========    =========       ======        =======    =======
     $60.00               $13,324,380    $ (78,866)      $(0.26)       306,342    324,012
                          ===========    =========       ======        =======    =======

-------------------------

(1) This information is not presented since a pro forma balance sheet of December 31, 1997 is not required.

     The unaudited pro forma combined condensed balance sheet is based on the assumption that Jacor's debt holders will accept the transfer of debt to Clear Channel. However, Clear Channel must offer to purchase all outstanding senior subordinated notes at 101% of the principal amount. Clear Channel must also offer to purchase all liquid yield option notes at their accreted value of $302,400 million. It is unlikely that the debt holders will accept Clear Channel's offer, as the fair value of this debt is greater than the required offer. If all of Jacor's debt holders would accept Clear Channel's offer, the pro forma total debt balance would decrease by $48.2 million.

     The unaudited pro forma combined condensed financial statements of operations excludes the effect of any divestiture of stations, which may be required for regulatory approval, as Clear Channel intends the funds received from any divestiture to be reinvested in acquisitions of similar stations in other markets. Neither Clear Channel nor Jacor anticipates that any required divestitures will be significant. The unaudited pro forma combined condensed financial statements of operations also excludes the effect of retired or refinanced debt as any retirement or refinancing of debt will not occur at or prior to the closing of the merger.

     These pro forma statements are contingent on the approval of the merger by the stockholders of Clear Channel and Jacor. If the merger agreement is terminated under certain circumstances, Jacor must pay Clear Channel a fee of $115 million as a result of such termination. Also, see "Terms of the Merger Agreement -- Termination Fee" for related matters in the event this merger is terminated.

                            CLEAR CHANNEL AND JACOR

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED FINANCIAL STATEMENTS, CONTINUED

     The pro forma merger adjustments at September 30, 1998 are as follows:

                                                                    INCREASE
                                                                   (DECREASE)
                                                                   ----------
(a)  Decrease in cash and cash equivalents resulting from
       estimated merger expenses.................................  $  (50,000)
(b)  Increase in goodwill and licenses equal to the excess
       purchase price of the merger..............................   1,613,629
(c)  Decrease in accumulated amortization resulting from the elimination of Jacor's existing accumulated amortization
       on goodwill...............................................     156,159
(d)  Record liquid yield option notes at estimated fair value....      53,630
(e)  Increase common stock to account for Clear Channel common
       stock given in the merger at $0.10 par value..............       6,639
(f)  Increase additional paid-in capital to account for Clear
       Channel common stock given in the merger at $38.7054 per
       share less $0.10 par value ($1,645,862) plus the value of
       Jacor stock options included in the Merger ($35,088)......   1,680,950
(g)  Record common stock warrants at estimated fair value........      11,071
(h)  Eliminate Jacor's existing retained earnings balance........     (19,871)
(i)  Eliminate Jacor's existing unrealized gain on investments
       balance...................................................     (12,631)

                                                            INCREASE (DECREASE)
                                                                 TO INCOME
                                                            -------------------
                                                            12/31/97   9/30/98
                                                            --------   --------
(j)  Increase in amortization expense resulting from the
       additional goodwill created by the merger and a
       change in the life of goodwill amortization from 40
       years (Jacor's policy) to 25 years (Clear Channel's
       policy). This amortization expense results in a
       permanent difference and will not be deductible for
       federal income tax purposes........................  $(82,765)  $(46,915)

                            CLEAR CHANNEL AND JACOR

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED FINANCIAL STATEMENTS, CONTINUED

Pro forma basic and diluted share information is as follows:

                                                              12/31/97   9/30/98
                                                              --------   -------
                                                                (IN THOUSANDS)
Basic
Clear Channel pro forma weighted average shares
  outstanding...............................................  218,810    244,079
Jacor pro forma weighted average shares outstanding.........   49,348     50,133
Increase weighted average common stock outstanding to
  account for Clear Channel's common stock given in the
  merger at the exchange ratio of 1.40, (51,073 X .40)......   20,429     20,429
                                                              -------    -------
Clear Channel and Jacor Pro Forma Merger....................  288,587    314,641
                                                              =======    =======
Diluted
Clear Channel pro forma weighted average shares
  outstanding...............................................  225,486    256,534
Jacor pro forma weighted average shares outstanding.........   51,051     54,347
Increase weighted average common stock outstanding to
  account for Clear Channel common stock given in the merger and to account for the dilution effect Jacor's common
  stock warrants, employee stock options and other dilutive
  shares have on the Company at the exchange ratio of 1.40,
  (52,776 X .40) and (55,287 X .40), respectively...........   21,110     22,115
                                                              -------    -------
Clear Channel and Jacor Pro Forma Merger....................  297,647    332,996
                                                              =======    =======

                                 CLEAR CHANNEL

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1997

                                 CLEAR CHANNEL     ELLER        PRO FORMA       PAXSON       PRO FORMA     UNIVERSAL
                                  HISTORICAL     HISTORICAL   ADJUSTMENT(1)   HISTORICAL   ADJUSTMENT(2)   HISTORICAL
                                 -------------   ----------   -------------   ----------   -------------   ----------
Net revenue....................    $697,068       $56,642        $    --       $78,104       $     --       $209,639
Operating expenses.............     394,404        33,804             --        63,362         (1,246)       101,613
Depreciation and
 amortization..................     114,207        10,547          5,974        12,101          9,377         59,977
Noncash compensation expense...          --            --             --            --             --          8,289
Corporate expenses.............      20,883         2,318             --         4,059             --             --
                                   --------       -------        -------       -------       --------       --------
Operating income (loss)........     167,574         9,973         (5,974)       (1,418)        (8,131)        39,760
Interest expense...............      75,076         8,565          2,518         1,370         29,276         46,400
Other income
 (expense) -- net..............      11,579        (4,082)            --        (1,034)            --         (2,621)
                                   --------       -------        -------       -------       --------       --------
Income (loss) before income
 taxes.........................     104,077        (2,674)        (8,492)       (3,822)       (37,407)        (9,261)
Income tax (expense) benefit...     (47,116)           (3)         1,315            --         14,963             --
                                   --------       -------        -------       -------       --------       --------
Income (loss) before equity in
 earnings of nonconsolidated
 affiliates....................      56,961        (2,677)        (7,177)       (3,822)       (22,444)        (9,261)
Equity in earnings (loss) of
 non-consolidated affiliates...       6,615            --             --            --             --             --
                                   --------       -------        -------       -------       --------       --------
Net income (loss)..............    $ 63,576       $(2,677)       $(7,177)      $(3,822)      $(22,444)      $ (9,261)
                                   ========       =======        =======       =======       ========       ========
Net income (loss) per common
 share:
 Basic.........................    $    .36
                                   ========
 Diluted.......................    $    .34
                                   ========

                                                                                  1997
                                   PRO FORMA        MORE        PRO FORMA     CLEAR CHANNEL
                                 ADJUSTMENT(3)   HISTORICAL   ADJUSTMENT(4)     PRO FORMA
                                 -------------   ----------   -------------   -------------
Net revenue....................    $     --       $232,530      $     --       $1,273,983
Operating expenses.............          --        157,859            --          749,796
Depreciation and
 amortization..................      30,881         23,592        23,033          289,689
Noncash compensation expense...      (8,289)         1,327        (1,327)              --
Corporate expenses.............          --          7,474            --           34,734
                                   --------       --------      --------       ----------
Operating income (loss)........     (22,592)        42,278       (21,706)         199,764
Interest expense...............          --          4,383        50,849          218,437
Other income
 (expense) -- net..............          --         (3,655)           --              187
                                   --------       --------      --------       ----------
Income (loss) before income
 taxes.........................     (22,592)        34,240       (72,555)         (18,486)
Income tax (expense) benefit...          --        (10,705)       17,379          (24,167)
                                   --------       --------      --------       ----------
Income (loss) before equity in
 earnings of nonconsolidated
 affiliates....................     (22,592)        23,535       (55,176)         (42,653)
Equity in earnings (loss) of
 non-consolidated affiliates...          --           (586)           --            6,029
                                   --------       --------      --------       ----------
Net income (loss)..............    $(22,592)      $ 22,949      $(55,176)         (36,624)
                                   ========       ========      ========       ==========
Net income (loss) per common
 share:
 Basic.........................                                                $     (.17)
                                                                               ==========
 Diluted.......................                                                $     (.18)
                                                                               ==========

                                 CLEAR CHANNEL

              UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                                                1998
                                        CLEAR                                                                  CLEAR
                                       CHANNEL     UNIVERSAL      PRO FORMA        MORE        PRO FORMA      CHANNEL
                                      HISTORICAL   HISTORICAL   ADJUSTMENT(5)   HISTORICAL   ADJUSTMENT(6)   PRO FORMA
                                      ----------   ----------   -------------   ----------   -------------   ----------
Net revenue.........................   $909,555     $55,292        $    --       $144,674      $     --      $1,109,521
Operating expenses..................    517,562      30,826             --        110,827            --         659,215
Depreciation and amortization.......    201,422      15,517          7,720         15,699        11,565         251,923
Noncash compensation expense........         --         106           (106)         3,476        (3,476)             --
Corporate expenses..................     25,739       1,414             --          5,711            --          32,864
                                       --------     -------        -------       --------      --------      ----------
Operating income (loss).............    164,832       7,429         (7,614)         8,961        (8,089)        165,519
Interest expense....................     94,555      13,159             --          3,715        22,352         133,781
Other income (expense) -- net.......     13,416         (23)            --         (9,576)           --           3,817
                                       --------     -------        -------       --------      --------      ----------
Income (loss) before income taxes...     83,693      (5,753)        (7,614)        (4,330)      (30,441)         35,555
Income tax (expense) benefit........    (48,766)         --             --         (3,301)        6,728         (45,339)
                                       --------     -------        -------       --------      --------      ----------
Income (loss) before equity in
  earnings of nonconsolidated
  affiliates........................     34,927      (5,753)        (7,614)        (7,631)      (23,713)         (9,784)
Equity in earnings (loss) of non-
  consolidated affiliates...........     10,063          --             --           (371)           --           9,692
                                       --------     -------        -------       --------      --------      ----------
Net income (loss)...................   $ 44,990     $(5,753)       $(7,614)      $ (8,002)     $(23,713)     $      (92)
                                       ========     =======        =======       ========      ========      ==========
Net income (loss) per common share:
  Basic.............................   $    .19                                                              $     (.00)
                                       ========                                                              ==========
  Diluted...........................   $    .19                                                              $     (.00)
                                       ========                                                              ==========

                                 CLEAR CHANNEL

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1997

ELLER ACQUISITION

     (1) Represents the pro forma effect of the acquisition of Eller assuming it was acquired January 1, 1997.

                                                               INCREASE(DECREASE)
                                                                   IN INCOME
                                                               ------------------
(a)  Increase in amortization of goodwill of $5,205 resulting from the additional goodwill created by the
       acquisition and a decrease in amortizable life from 40
       years (Eller) to 25 years (Clear Channel) and
       additional depreciation of $769 related to the
       adjustment of fixed assets to fair value. ............       $(5,974)
(b)  Increase in interest expense due to a higher amount of
       average debt outstanding, which was partially offset
       by a lower average interest rate (6% average rate for
       Clear Channel and 8.8% for Eller during the first
       three months of 1997). ...............................        (2,518)
(c)  Tax effect of the above adjustments to depreciation and interest expense at Clear Channel's effective federal
       and state tax rate of 40%. ...........................         1,315

PAXSON ACQUISITION

     (2) Represents the pro forma effect of the Paxson acquisition assuming it was acquired January 1, 1997.

                                                               INCREASE(DECREASE)
                                                                   IN INCOME
                                                               ------------------
(d)  Elimination of option plan compensation expense
       resulting from the elimination of the plan............       $  1,246
(e)  Increase in amortization expense resulting from the
       additional goodwill created by the acquisition........         (9,377)
(f)  Increase in interest expense (at an average interest
       rate of 6.5% for the first nine months of 1997) due to
       additional borrowing on Clear Channel's facility to
       finance the acquisition cost..........................        (29,276)
(g)  Tax effect of the above adjustment at Clear Channel's
       effective federal and state tax rate of 40%. .........         13,339
(h)  This pro forma does not include certain benefits Clear
       Channel believes it achieved through the
       discontinuance of a corporate headquarters operating
       solely for the Paxson radio stations. Paxson's
       historical statement of operations for the year ended
       December 31, 1997 includes $4,059, $2,435 net of
       taxes, of expenses as the allocation of corporate
       expense. Clear Channel has not incurred these expenses
       relating to the Paxson radio stations since the
       completion of this acquisition in December 1997.

                                 CLEAR CHANNEL

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENTS OF OPERATIONS, CONTINUED

UNIVERSAL MERGER

     (3) The pro forma merger adjustments for the year ended December 31, 1997 are as follows:

                                                                    INCREASE
                                                                   (DECREASE)
                                                                   IN INCOME
                                                               ------------------
(i)  Increase in amortization expense resulting from the
       additional goodwill created by the merger.............       $(30,881)
(j)  Decrease in noncash compensation to reverse the effect
       of Financial Accounting Standards Board Statement No.
       123 ("FAS 123") from the statement of operations as
       Clear Channel elected to follow Accounting Principles
       Board Opinion Number 25 ("APB 25") for earnings
       presentation and implemented FAS 123 for footnote
       disclosure only.......................................          8,289

MORE ACQUISITION

     (4) More is headquartered in London. Accordingly, More's financial statements are reported in British Pounds. The statement of operations was translated into US Dollars using the average exchange rate for the period and the balance sheet was translated into US Dollars using the exchange rate at the end of the period. The pro forma adjustments for the year ended December 31, 1997 are as follows:

                                                                    INCREASE
                                                                   (DECREASE)
                                                                   IN INCOME
                                                               ------------------
(k)  Increase in amortization expense resulting from the
       additional goodwill created by the acquisition. ......       $(23,033)
(l)  Decrease in noncash compensation to reverse the effect
       of FAS 123 from the statement of operations as Clear
       Channel elected to follow APB 25 for earnings
       presentation and implemented FAS 123 for footnote
       disclosure only. .....................................          1,327
(m)  Increase in interest expense due to financing the
       acquisition price of More at Clear Channel's average
       interest rate of 6.62% for 1997. .....................        (50,849)
(n)  The tax effect of adjustment (l) at the 1997 UK
       statutory rate of 31.5% offset by the tax benefit of
       adjustment (m) at Clear Channel's federal U.S. tax
       rate in 1997 of 35%. .................................         17,379

                                 CLEAR CHANNEL

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENTS OF OPERATIONS, CONTINUED

UNIVERSAL MERGER

     (5) The pro forma merger adjustments for the nine months ended September 30, 1998 are as follows:

                                                                    INCREASE
                                                                   (DECREASE)
                                                                   IN INCOME
                                                               ------------------
(o)  Increase in amortization expense resulting from the
       additional goodwill created by the merger. ...........       $(7,720)
(p)  Decrease in Noncash compensation to reverse the effect
       of FAS 123 from the statement of operations as the
       Company elected to follow APB 25 for earnings
       presentation and implemented FAS 123 for footnote
       disclosure only. .....................................           106

MORE ACQUISITION

     (6) More is headquartered in London. Accordingly, More's financial statements are reported in British Pounds. The statement of operations was translated into US Dollars using the average exchange rate for the period and the balance sheet was translated into US Dollars using the exchange rate at the end of the period. The pro forma adjustments for the nine months ended September 30, 1998 are as follows:

                                                                    INCREASE
                                                                   (DECREASE)
                                                                   IN INCOME
                                                               ------------------
(q)  Increase in amortization expense resulting from the
       additional goodwill created by the acquisition. ......       $(11,565)
(r)  Decrease in noncash compensation to reverse the effect
       of FAS 123 from the statement of operations as Clear
       Channel elected to follow APB 25 for earnings
       presentation and implemented FAS 123 for footnote
       disclosure only. .....................................          3,476
(s)  Increase in interest expense due to financing the
       acquisition price of More at Clear Channel's average
       interest rate of 6.62% for 1997. .....................        (22,352)
(t)  The tax effect of adjustment (r) at the 1998 UK
       statutory rate of 31.5% offset by the tax benefit of
       adjustment (s) at Clear Channel's federal U.S. tax
       rate in 1998 of 35%. .................................          6,728

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1997

                                                               OTHER
                                                            ACQUISITIONS                NATIONWIDE    ACQUISITION         1997
                                                 JACOR       PRO FORMA     HISTORICAL    PRO FORMA     PRO FORMA          JACOR
                                               HISTORICAL   ADJUSTMENTS    NATIONWIDE   ADJUSTMENTS   ADJUSTMENTS       PRO FORMA
                                               ----------   ------------   ----------   -----------   -----------       ---------
Net revenue..................................   $530,574      $25,321(a)    $ 97,997     $    565(e)   $ (3,613)(h)     $ 650,844
Broadcast operating expenses.................    356,783       16,760(a)      81,958          723(e)    (10,498)(h)(n)    445,726
Depreciation and amortization................     78,485        8,182(a)      10,129        2,084(e)      4,007(i)        102,887
Corporate general and administrative
  expenses...................................     14,093           --          3,623           --            --(n)         17,716
                                                --------      -------       --------     --------      --------         ---------
Operating income (loss)......................     81,213          379          2,287       (2,242)        2,878            84,515
Interest expense, net........................     80,008        9,303(b)       4,616        3,197(e)     20,586(j)        117,710
Gain on sale of radio stations...............     11,135           --         44,132      (44,132)(f)        --            11,135
Other income (expense), net..................        664          298(c)         (37)          --            --               925
                                                --------      -------       --------     --------      --------         ---------
Income (loss) before income taxes and
  extraordinary
  items......................................     13,004       (8,626)        41,766      (49,571)      (17,708)          (21,135)
Income tax (expense) credit..................     (9,600)       4,358(d)     (14,310)      16,992(g)      7,083(k)          4,523
                                                --------      -------       --------     --------      --------         ---------
Income (loss) before extraordinary items.....   $  3,404      $(4,268)      $ 27,456     $(32,579)     $(10,625)        $ (16,612)
                                                ========      =======       ========     ========      ========         =========
Income (loss) per common share:
  Basic......................................   $    .08                                                                $    (.33)
                                                ========                                                                =========
  Diluted....................................   $    .08                                                                $    (.33)
                                                ========                                                                =========

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                           HISTORICAL
                                           NATIONWIDE
                                           SIX MONTHS     NATIONWIDE    ACQUISITION        1998
                               JACOR          ENDED        PRO FORMA     PRO FORMA         JACOR
                             HISTORICAL   JUNE 30, 1998   ADJUSTMENTS   ADJUSTMENTS      PRO FORMA
                             ----------   -------------   -----------   -----------      ---------
Net revenue................   $530,372       $50,171         $  --       $  8,641(l)     $589,184
Broadcast operating
  expenses.................    356,877        39,623          (738)(e)      2,548(l)(n)   398,310
Depreciation and
  amortization.............     87,444         5,044           299(e)       4,565(i)       97,352
Corporate general and
  administrative
  expenses.................     13,052         1,406            --             --(n)       14,458
                              --------       -------         -----       --------        --------
Operating income (loss)....     72,999         4,098           439          1,528          79,064
Interest expense, net......     65,968          (452)           --         14,954(j)       80,470
Gain on sale of radio
  stations.................     10,896            --            --             --          10,896
Other income (expense),
  net......................       (164)           (4)           --             --            (168)
                              --------       -------         -----       --------        --------
Income (loss) before income
  taxes and extraordinary
  items....................     17,763         4,546           439        (13,426)          9,322
Income tax (expense)
  credit...................    (19,200)       (1,546)           --          5,371(k)      (15,375)
                              --------       -------         -----       --------        --------
Income (loss) before
  extraordinary items......   $ (1,437)      $ 3,000         $ 439       $ (8,055)       $ (6,053)
                              ========       =======         =====       ========        ========
Income (loss) per common
  share:
  Basic....................   $   (.03)                                                  $   (.12)(m)
                              ========                                                   ========
  Diluted..................   $   (.03)                                                  $   (.12)(m)
                              ========                                                   ========

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

(a) These adjustments for the following acquisitions reflect additional revenues and expenses for the period January 1, 1997 to the acquisition consummation date. Depreciation and amortization expense adjustments reflect Jacor's purchase cost of the assets acquired.

                                                             YEAR ENDED
                                                         DECEMBER 31, 1997
                                                 ----------------------------------
                                                           BROADCAST   DEPRECIATION
                                                   NET     OPERATING       AND
                                                 REVENUE   EXPENSES    AMORTIZATION
                                                 -------   ---------   ------------
Premiere Radio Networks, Inc. (completed June
  1997)........................................  $14,130    $ 9,276       $4,348
EFM Companies (completed April 1997)...........   11,191      7,484        3,834
                                                 -------    -------       ------
          TOTAL................................  $25,321    $16,760       $8,182
                                                 =======    =======       ======

(b) The adjustment represents additional interest expense associated with Jacor's borrowings under its credit facility and the issuance of various debt securities in 1997. The assumed weighted average interest rate associated with the borrowings is 7.9%.

(c) The adjustment represents miscellaneous income generated by Premiere for periods prior to the acquisition.

(d) To provide for the tax effect of pro forma adjustments. The acquisition adjustments described in Note (a) include non-deductible goodwill amortization estimated to be approximately $1,350 for the year ended December 31, 1997.

(e) The adjustments represent additional revenues and expenses, net of the elimination of time brokerage agreement fees, related primarily to Nationwide's acquisitions of radio stations in the Dallas, Phoenix and San Diego broadcast areas. Nationwide has operated a majority of the stations acquired in 1997 under local marketing agreements since January 1, 1997, therefore a significant amount of the revenues and operating expenses related to these stations are included in Nationwide's historical financial statements for the year ended December 31, 1997. The adjustments for the six months ended June 30, 1998 represent the elimination of time brokerage agreement fees and additional depreciation and amortization expenses resulting from the allocation of Nationwide's purchase price of KXGL in San Diego.

(f) The adjustment represents elimination of Nationwide's gain on the sale and exchange of certain radio stations in 1997.

(g) To provide for the tax effect of Nationwide's pro forma adjustments relating to its 1997 acquisitions and divestitures at statutory rates.

(h)  To eliminate the results for the divestiture of two San Diego stations.

(i) The adjustment reflects the additional depreciation and amortization expense resulting from the allocation of Jacor's purchase price to the assets acquired including an increase in property and equipment and identifiable intangible assets to their estimated fair market values.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS, CONTINUED

(j) The adjustment reflects additional interest expense related to additional borrowings under Jacor's credit facility, its 8% Notes and its 4 3/4% Liquid Yield Option Notes offering completed during February of 1998 to finance, in part, the acquisition of Nationwide.

(k) To provide for the tax effect of pro forma adjustments using an assumed rate of 40%.

(l)  To eliminate the results for the divestiture of two San Diego stations.

(m) The pro forma weighted average shares outstanding includes all shares outstanding as of September 30, 1998. The pro forma weighted averages shares outstanding of Jacor do not reflect any outstanding options and warrants or the assumed conversion of the LYON's as they are antidilutive.

(n) The Company has experienced and anticipates continuing to experience significant expense savings, which are not reflected in the pro forma statements of operations, resulting from the elimination of redundant broadcast operating expenses arising from the operation of multiple stations in broadcast areas, changes in benefit plan and compensation structures to conform with Jacor's and the elimination of Nationwide's corporate office function.

                                                                     NINE MONTHS
                                                 YEAR ENDED             ENDED
                                              DECEMBER 31, 1997   SEPTEMBER 30, 1998
                                              -----------------   ------------------
   ESTIMATED EXPENSE SAVINGS
   Corporate general and administrative.....       $ 3,623              $1,406
   Benefit plan expenses....................         2,850               1,741
   Commissions..............................           675                 413
   Promotion and programming................         2,500               1,527
   Personnel reductions.....................         3,200               1,955
   Other....................................         1,200                 732
                                                   -------              ------
             TOTAL..........................        14,048               7,774
   Income Taxes.............................         5,619               3,110
                                                   -------              ------
             TOTAL, net of taxes............       $ 8,429              $4,664
                                                   =======              ======

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Clear Channel Communications, Inc.


Date: February 23, 1999                       By: /s/ HERBERT W. HILL, JR.
                                                  ------------------------------
                                                  Herbert W. Hill, Jr.
                                                  Senior Vice President and
                                                  Chief Accounting Officer